                AMENDMENT NO. 1 TO FIRST AMENDED
                 AND RESTATED CREDIT AGREEMENT

          This Amendment No. 1 to First Amended and Restated Credit Agreement (this "Amendment") is entered into as of May 24, 1996 among TYSON FOODS, INC. (the "Borrower"), the banks named on the signature pages hereof (the "Banks") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent for the Banks (the "Agent").

          WHEREAS, the Borrower, certain of the Banks, the Co-Agents named therein and the Agent are party to the First Amended and Restated Credit Agreement dated as of May 26, 1995 (the "Credit Agreement"); and

          WHEREAS, the Borrower has requested the Banks to extend the final maturity date provided in the Credit Agreement from May 24, 1996 to May 23, 1997 and the Banks are willing so to extend such maturity date;

          NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1  Defined Terms.

     Unless otherwise defined in this Amendment, defined terms used herein shall have the meanings assigned to such terms in the Credit Agreement.

Section 2  Amendment to Credit Agreement.

     The definition of the term "Final Maturity Date" contained in Section
1.01 of the Credit Agreement is hereby amended to read as follows:

          "'Final Maturity Date' means May 23, 1997."

Section 3  Additional Banks; Changes in Commitments.

     (a) Each of the Banks party to the Credit Agreement immediately prior to the date of this Amendment hereby agrees that each of Commerzbank Aktiengesellschaft and The Yasuda Trust and Banking Company, Limited (collectively, the "Additional Banks"), by signing a counterpart of this Amendment, will become a Bank party to the Credit Agreement for all purposes thereof.

     (b) Each Additional Bank by executing a counterpart of this Amendment agrees to become a Bank party to the Credit Agreement for all purposes thereof with a Commitment in the amount set forth opposite the name of such Additional Bank in Schedule 1.01(a) to this Amendment.

     (c) Each Bank agrees that after giving effect to the addition of the Additional Banks, the mergers of certain Banks, the increases in the Commitments of certain Banks and the decreases in the Commitments of certain Banks, the Commitment of each Bank will be in the amount set forth opposite the name of such Bank in Schedule 1.01(a) to this Amendment.

     (d) Schedules 1.01(a) and 1.01(b) of the Credit Agreement are hereby amended in their entirety to read as Schedules 1.01(a) and 1.01(b) to this Amendment.

Section 4  Representations and Warranties.
     The Borrower represents and warrants that:

     (a) the execution and delivery of this Amendment (i) have been duly authorized by all necessary corporation action; and (ii) do not violate any Requirement of Law nor conflict with, result in the breach of any Contractual Obligations to which the Borrower is a party; and

     (b) after giving effect to this Amendment, (i) the representations and warranties of the Company contained in Article IV of the Credit Agreement (except for representations and warranties relating to a particular point in time) and in each other Loan Document are true and correct in all material respects as if made on and as of the date of this Amendment; (ii) no Default or Event of Default has occurred and is continuing; and (iii) there has occurred since September 30, 1995 no Material Adverse Effect.

Section 5  Effectiveness.

     (a) This Amendment shall become effective as of May 24, 1996 when the Administrative Agent has received the following:

          (i) counterparts of this Amendment executed by the Borrower, all the Banks and the Agent;

          (ii) copies of the resolutions of the Executive Committee of the Board of Directors of the Borrower approving and authorizing the execution, delivery and performance by the Borrower of this Amendment, certified by the Secretary or an Assistant Secretary of the Borrower;
and
          (iii) a certificate of the Secretary or Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to execute and deliver this Amendment.

     (b) Upon the effectiveness of this Amendment (i) each reference in the Credit Agreement to "this Agreement", "hereunder", hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and (ii) each reference in each other Loan Document to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

     (c) Except as specifically amended above, the Credit Agreement shall remain in full force and effect.

     (d) The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of any Bank or the Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 6  Miscellaneous.

          (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          (b) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                              TYSON FOODS, INC.


                              By: /s/ Dennis Leatherby
                              Title: Treasurer


                              BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION,
                              as Agent



                              By: /s/ Laura Knight
                              Title: Vice President


                              BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION


                              By: /s/ Michael J. Dillon
                              Title: Vice President


                              THE BANK OF NOVA SCOTIA


                              By: /s/ F.C.H. Ashby
                              Title: Senior Manager Loan Operations


                              THE BANK OF TOKYO - MITSUBISHI, LTD.
                                HOUSTON AGENCY


                              By: /s/ Tsuneo Kumada
                              Title: General Manager


                              CAISSE NATIONALE DE CREDIT AGRICOLE


                              By: /s/ Dean Balice
                              Title: Senior Vice President
                                     Branch Manager


                              CHEMICAL BANK


                              By: /s/ Karen M. Sharf
                              Title: Vice President

                              COMMERZBANK AKTIENGESELLSCHAFT,
                                ATLANTA AGENCY



                              By: /s/ Harry P. Yergey
                              Title: Vice President



                              By: /s/ Mark J. Wortmann
                              Title: Assistant Vice President


                              COOPERATIEVE CENTRALE RAIFFEISEN-
                                BOERENLEENBANK B.A.
                                (RABOBANK NEDERLAND),
                                 NEW YORK BRANCH



                              By: /s/ Robert M. Mandula
                              Title: Vice President


                              By: /s/ W. Jeffrey Vollack
                              Title: Vice President, Manager


                              CREDIT LYONNAIS
                              NEW YORK BRANCH



                              By: /s/ Robert Ivosevich
                              Title: Senior Vice President


                              THE DAI-ICHI KANGYO BANK LTD
                              NEW YORK BRANCH



                              By: /s/ Frank A. Bertelle
                              Title: Assistant Vice President


                              FIRST AMERICAN NATIONAL BANK




                              By: /s/ Elizabeth H. Vaughn
                              Title: Senior Vice President

                              THE FIRST NATIONAL BANK
                                OF CHICAGO



                              By: /s/ Karen F. Kizer
                              Title: Senior Vice President


                                THE FUJI BANK, LIMITED,
                                HOUSTON AGENCY


                              By: /s/ David Kelley
                              Title: Senior Vice President


                              THE INDUSTRIAL BANK OF JAPAN,
                                LIMITED, ATLANTA AGENCY



                              By: /s/ Shusai Nagai
                              Title: General Manager


                              ISTITUTO BANCARIO SAN PAOLO
                                DI TORINO SPA



                              By: /s/ Robert S. Wurster
                              Title: First Vice President



                              By: /s/ William J. De Angelo
                              Title: First Vice President



                              THE LONG-TERM CREDIT BANK
                                OF JAPAN, LIMITED,
                                NEW YORK BRANCH


                              By: /s/ Satoru Otsubo
                              Title: Joint General Manager


                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK


                              By: /s/ Stephen B. King
                              Title: Vice President

                              NATIONAL WESTMINSTER BANK PLC
                                NEW YORK BRANCH



                              By: /s/ Helen L. Viggiano
                              Title: Vice President


                              NATIONAL WESTMINSTER BANK PLC
                                NASSAU BRANCH



                              By: /s/ Helen L. Viggiano
                              Title: Vice President


                              NATIONSBANK OF TEXAS, N.A.



                              By: /s/ Bianca Hemmen
                              Title: Senior Vice President


                              PNC BANK, NATIONAL ASSOCIATION



                              By: /s/ Stephen V. Prostor
                              Title: Vice President


                              ROYAL BANK OF CANADA



                              By: /s/ David A. Barsalou
                              Title: Senior Manager


                              THE SANWA BANK, LIMITED,
                                DALLAS AGENCY



                              By: /s/ Robert S. Smith
                              Title: Vice President


                              SOCIETE GENERALE, SOUTHWEST AGENCY


                              By: /s/ Louis P. Laville, III
                              Title: Vice President

                              THE SUMITOMO BANK, LIMITED,
                                HOUSTON AGENCY



                              By: /s/ Harumitsu Seki
                              Title: General Manager


                              SUNTRUST BANK, ATLANTA



                              By: /s/ Gregory L. Cannon
                              Title: Vice President


                              By: /s/ Brian M. Davis
                              Title: Corporate Banking Officer


                              THE TOKAI BANK, LIMITED,
                                NEW YORK BRANCH



                              By: /s/ Stuart M. Schulman
                              Title: Senior Vice President


                              THE YASUDA BANK TRUST AND BANKING
                                COMPANY, LIMITED, NEW YORK BRANCH



                               By: /s/ Makoto Tagawa
                              Title: Deputy General Manager

                                                      SCHEDULE 1.01(a)


                    COMMITMENTS; PERCENTAGE SHARES


                                      Pro Rata
Bank                              Percentage Share    364-Day Commitment

Bank of America National Trust     11.66666667%       $58,333,333.33
 and Savings Association

The Bank of Nova Scotia             1.33333333%         6,666,666.67

The Bank of Tokyo-Mitsubishi, Ltd.  4.33333333%        21,666,666.67
 Houston Agency

Caisse Nationale de Credit          3.33333333%        16,666,666.67
 Agricole

Chemical Bank                       5.16666667%        25,833,333.33

Commerzbank Aktiengesellschaft,     1.66666667%         8,333,333.33
 Atlanta Agency

Cooperatieve Central Raiffeinsen-   6.66666667%        33,333,333.33
 Boerenleenbank B.A.
 (Rabobank Nederland),
 New York Branch

Credit Lyonnais                     1.66666667%         8,333,333.33
 New York Branch

The Dai-Ichi Kangyo Bank Ltd        4.77777778%        23,888,888.89
 New York Branch

First American National Bank        1.66666667%         8,333,333.33

The First National Bank             3.33333333%        16,666,666.67
 of Chicago

The Fuji Bank, Limited,             3.33333333%        16,666,666.67
 Houston Agency

The Industrial Bank of Japan,       1.83333333%         9,166,666.67
 Limited, Atlanta Agency

Istituto Bancario San Paolo         2.00000000%        10,000,000.00
 di Torino Spa

The Long-Term Credit Bank           3.33333333%        16,666,666.67
 of Japan, Limited, New York
 Branch

Morgan Guaranty Trust               5.16666667%        25,833,333.33
 Company of New York

National Westminster Bank Plc       5.16666667%        25,833,333.33

Nationsbank of Texas, N.A.          5.16666667%        25,833,333.33

PNC Bank, National Association      3.33333333%        16,666,666.67

Royal Bank of Canada                2.00000000%        10,000,000.00

The Sanwa Bank, Limited,            4.77777778%        23,888,888.89
 Dallas Agency

Societe Generale,                   5.16666667%        25,833,333.33
 Southwest Agency

The Sumitomo Bank, Limited,         4.77777778%        23,888,888.89
 Houston Agency

Suntrust Bank, Atlanta              3.33333333%        16,666,666.67

The Tokai Bank, Limited,            3.33333333%        16,666,666.67
 New York Branch

The Yasuda Trust and Banking        1.66666667%         8,333,333.33
 Company, Limited, New York
 Branch

                                   100.000000000%     $500,000,000.00

                                                 SCHEDULE 1.01(b)

            LENDING OFFICES AND ADDRESS FOR NOTICES

     BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION


Domestic Lending Office                 Eurodollar Lending Office

231 South LaSalle Street                          Same
Chicago, IL 60697
Telephone: (312) 828-6574
Facsimile: (312) 974-9626
Attention: Paul Youmara

Address for Notices

Credit Products Houston #3235
333 Clay Street
Houston, TX 77002-4103
Telephone:     (713) 651-4903
Facsimile:     (713) 651-4841
Attention:     Mike Dillon
               Vice President

                    THE BANK OF NOVA SCOTIA


Domestic Lending Office                 Eurodollar Lending Office

Atlanta Agency                                    Same
600 Peachtree Street N.E.
Suite 2700
Atlanta, GA 30308
Telephone: (404) 877-1500
Facsimile: (404) 888-8998
Attention: Cleve Bushey


Address for Notices

1100 Louisiana Street
Suite 3000
Houston, TX 77002
Telephone: (713) 759-3426
Facsimile: (713) 752-2425
Attention: John White

with copy to:

Atlanta Agency
600 Peachtree Street N.E.
Suite 2700
Atlanta, GA 30308
Telephone:  (404) 877-1500
Facsimilie: (404) 888-8998
Attention:  Cleve Bushey

             THE BANK OF TOKYO - MITSUBISHI, LTD.
                         HOUSTON AGENCY


Domestic Lending Office                 Eurodollar Lending Office

1100 Louisiana Street                             Same
Suite 2800
Houston, TX 77002
Telephone: (313) 655-3806
Facsimile: (313) 658-0116
Attention: Brenda Stanley


Address for Notices

Suite 2800
1100 Louisiana Street
Houston, TX 77002-5216
Telephone:  (713) 658-3807
Facsimile:  (713) 658-0116
Attention:  Mike Innes

              CAISSE NATIONALE DE CREDIT AGRICOLE


Domestic Lending Office                 Eurodollar Lending Office

55 East Monroe Street                             Same
Suite 4700
Chicago, IL 60603
Telephone: (312) 917-7428
Facsimile: (312) 372-4421
Attention: Laura Schmuch


Address for Notices

Mid-Continental Plaza Building
Suite 2700
55 East Monroe Street
Chicago, IL 60603-5702
Telephone: (312) 917-7466
Facsimile: (312) 372-3455
Attention: Leroy Startz

                         CHEMICAL BANK


Domestic Lending Office                 Eurodollar Lending Office

140 E. 45th Street                                Same
New York, NY 10017
Telephone:  (212) 622-8091
Facsimile:  (212) 622-0136
Attention:  Martena Johnson


Addresses for Notices

Chemical Bank Building, 10th Floor
270 Park Avenue
New York, NY 10017
Telephone: (212) 552-4422
Facsimile: (212) 552-7879
Attention: Karen Sharf
           Vice President


      COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.
             (RABOBANK NEDERLAND), NEW YORK BRANCH


Domestic Lending Office                 Eurodollar Lending Office

245 Park Avenue                                   Same
36th Floor
New York, NY 10167
Telephone: (212) 916-7928
Facsimile: (212) 916-7930
Attention: Brenda Lyew


Address for Notices

Rabobank Nederland
Suite 1000
On Galeria Tower
13355 Noel Road
Dallas, TX 75240
Telephone: (214) 419-6324
Facsimile: (214) 419-6315
Attention: Doug Pogge

with copy to:

Rabobank Nederland
36th Floor, New York Branch
245 Park Avenue
New York, NY 10167-0001
Telephone: (212) 916-7863
Facsimile: (212) 818-0233
Attention: David Reismann, Counsel

                 COMMERZBANK AKTIENGESELLSCHAFT

Domestic Lending Office                 Eurodollar Lending Office

Commerzbank AG, New York Branch                   Same
New York, NY
Telephone:  (212) 266-7345
Facsimile:  (212) 266-7593
Attention:  Gabriela Schmidtchen


Address for Notices

1230 Peachtree Street, NE
Suite 3500
Atlanta, GA 30309
Telephone: (404) 888-6511
Facsimile: (404) 888-6539
Attention: Mark Wortmann
                        CREDIT LYONNAIS
                        NEW YORK BRANCH


Domestic Lending Office                 Eurodollar Lending Office

c/o Credit Lyonnais                               Same
2200 Ross Avenue
Suite 4400 West
Dallas, TX 75201
Telephone: (214) 220-2300
Facsimile: (214) 220-2323
Attention: Judy Gordon


Address for Notices

c/o Credit Lyonnais
2200 Ross Avenue
Suite 4400 West
Dallas, TX 75201
Telephone: (214) 220-2300
Facsimile: (214) 220-2323
Attention: Timothy O'Connor

                  THE DAI-ICHI KANGYO BANK LTD
                        NEW YORK BRANCH


Domestic Lending Office                 Eurodollar Lending Office

One World Trade Center                            Same
Suite 4911
New York, NY 10048-0487
Telephone: (212) 432-6617
Facsimile: (212) 912-1147
Attention: Elizabeth Gioris


Address for Notices

One World Trade Center
Suite 4911
New York, NY 10048-0487
Telephone: (212) 432-6639
Facsimile: (212) 524-0579
Attention: Frank A. Bertelle

                  FIRST AMERICAN NATIONAL BANK


Domestic Lending Office                 Eurodollar Lending Office

First American Center                             Same
Nashville, TN 37237
Telephone: (615) 736-6747
Facsimile: (615) 748-2184
Attention:  Comm. Loan Operations

Telephone: (615) 736-6747
Facsimile: (901) 762-5665
Attention:  Participation Area


Address for Notices

National Accounts
6000 Poplar Avenue
Suite 300
Memphis, TN 38119
Telephone: (901) 762-5671
Facsimile: (901) 762-5665
Attention: Elizabeth Vaughn
           Vice President

               THE FIRST NATIONAL BANK OF CHICAGO


Domestic Lending Office                 Eurodollar Lending Office

One First National Plaza                          Same
Suite 0088
Chicago, IL 60670
Telephone: (312) 732-6246
Facsimile: (312) 732-2715
Attention: Dennis Degen


Address for Notices

One First National Plaza
Suite 0088, I-14
Chicago, IL 60670
Telephone: (312) 732-2330
Facsimile: (312) 732-5161
Attention: Karen Kizer


             THE FUJI BANK, LIMITED, HOUSTON AGENCY


Domestic Lending Office                 Eurodollar Lending Office

1221 McKinney Street                              Same
Suite 4100
Houston, TX 77010
Telephone: (713) 650-7826
Facsimile: (713) 759-0048
Attention: Teri McPherson


Address for Notices

One Houston Center
1221 McKinney Street,
Suite 4100
Houston, TX 77010
Telephone: (713) 650-7851
Facsimile: (713) 759-0048
Attention: Greg Parten
           Vice President

             THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                         ATLANTA AGENCY


Domestic Lending Office                 Eurodollar Lending Office

One Ninety One Peachtree Tower                    Same
Suite 3600
191 Peachtree Street NE
Atlanta, GA 30303-1757
Telephone:  (404) 420-3306/3307
Facsimile:  (404) 577-6818
Attention:  Takahiro Hoshino/Tracy Tull


Address for Notices

One Ninety One Peachtree Tower
Suite 3600
191 Peachtree Street NE
Atlanta, GA 30303-1757
Telephone:  (404) 420-3323
Facsimile:  (404) 524-8509
Attention:  Harry LaCount
            Vice President

           ISTITUTO BANCARIO SAN PAOLO DI TORINO SPA


Domestic Lending Office                 Eurodollar Lending Office

245 Park Avenue                                   Same
New York, NY 10167
Telephone: (212) 692-3195
Facsimile: (212) 599-5303
Attention: Giovanni Lugato


Address for Notices

245 Park Avenue
New York, NY  10167
Telephone: (212) 692-3160
Facsimile: (212) 599-5303
Attention: Robert S. Wurster

          THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED,
                        NEW YORK BRANCH

Domestic Lending Office                 Eurodollar Lending Office

165 Broadway                                      Same
New York, NY 10006
Telephone: (212) 335-4801
Facsimile: (212) 608-3452
Attention: Robert Pacifici

Address for Notices

2200 Ross Avenue
Suite 4700 W
Dallas, TX 75201
Telephone: (214) 969-5352
Facsimile: (214) 969-5357
Attention: R. Bruce Frey
           Vice President

with copy to:

Long Term Credit Bank of Japan, Limited
165 Broadway
49th Floor BP-2
New York, NY 10006
Telephone: (212) 335-4553
Facsimile: (212) 608-2371
Attention: Maria Araujo

           MORGAN GUARANTY TRUST COMPANY OF NEW YORK

Domestic Lending Office            Eurodollar Lending Office

For Bids:

60 Wall Street                               Same
New York, NY 10260-0060
Telephone: (212) 648-0769
Facsimile: (212) 648-5918
Attention: John Dougar

c/o JP Morgan Services
500 Stanton Christiana Road
Newark, DE 19713-2107
Telephone: (302) 634-8177
Facsimile: (302) 634-1091
Attention: Andrew Lipsett

Address for Notices

60 Wall Street
New York, NY 10260-0060
Telephone: (212) 648-7415
Facsimile: (212) 648-5336
Attention: Stephen King

                 NATIONAL WESTMINSTER BANK PLC

Domestic Lending Office                 Eurodollar Lending Office

175 Water Street                                  Same
19th Floor
New York, NY 10038
Telephone: (212) 602-4180
Facsimile: (212) 602-4118
Attention: Gary Tenner

Address for Notices

190 South LaSalle Street
Suite 1050
Chicago, IL 60603
Telephone: (312) 621-1537
Facsimile: (312) 621-1564
Attention: Steve Krakoski

                   NATIONSBANK OF TEXAS, N.A.

Domestic Lending Office                 Eurodollar Lending Office

901 Main Street                                   Same
Dallas, TX 75202
Telephone: (214) 508-0519
Facsimile: (214) 508-0944
Attention: Karen Puente

Address for Notices

901 Main Street
67th Floor
Dallas, TX 75202-3714
Telephone: (214) 508-0936
Facsimile: (214) 508-0980
Attention: Blanca Hemmen

                 PNC BANK, NATIONAL ASSOCIATION

Domestic Lending Office                 Eurodollar Lending Office

One PNC Plaza                                     Same
249 Fifth Avenue
Pittsburgh, PA 15222-2707
Telephone: (214) 740-2525
Facsimile: (214) 740-2588
Attention: Esther Austin

Address for Notices

2525 Lincoln Plaza
500 N. Akard Street
Dallas, TX 75201
Telephone: (214) 740-2587
Facsimile: (214) 740-2588
Attention: Stephen V. Prostor

                      ROYAL BANK OF CANADA

Domestic Lending Office                 Eurodollar Lending Office

1 Financial Square, 24th Floor                     Same
New York, NY 10005-3531
Telephone: (212) 428-6321
Facsimile: (212) 428-2372
Attention: Jewel Haines

Address for Notices

1 Financial Square, 24th Floor
New York, NY 10005-3531
Telephone: (212) 428-6418
Facsimile: (212) 428-6459
Attention: David Barsalou

                    THE SANWA BANK, LIMITED,
                         DALLAS AGENCY

Domestic Lending Office                 Eurodollar Lending Office

4100 W. Texas Commerce Tower                      Same
2200 Ross Avenue
Dallas, TX 75201
Telephone: (214) 665-0229
Facsimile: (214) 741-6535
Attention: Greg Crowe
           Vice President

Address for Notices

4100 W. Texas Commerce Tower
2200 Ross Avenue
Dallas, TX 75201
Telephone: (214) 665-0222
Facsimile: (214) 741-6535
Attention: Robert Smith
           Vice President

               SOCIETE GENERALE, SOUTHWEST AGENCY

Domestic Lending Office                 Eurodollar Lending Office

1221 Avenue of the Americas                       Same
New York,, NY 10020
Telephone: (214) 979-2743
Facsimile: (214) 754-0171
Attention: Molly Franklin

Address for Notices

2001 Ross Avenue
Dallas, TX 75201
Telephone: (214) 979-2762
Facsimile: (214) 979-1104
Attention: Parker LaVille

                  THE SUMITOMO BANK, LIMITED,
                         HOUSTON AGENCY


Domestic Lending Office                 Eurodollar Lending Office

Nationsbank Center                                Same
700 Louisiana Street
Suite 1750
Houston, TX 77002-2783
Telephone: (713) 238-8221
Facsimile: (713) 759-0020
Attention: Robert Quezada

Address for Notices


Nationsbank Center
700 Louisiana Street
Suite 1750
Houston, TX 77002-2783
Telephone: (713) 238-8217
Facsimile: (713) 759-0020
Attention: William McKown
           Vice President

                         SUNTRUST BANK

Domestic Lending Office                 Eurodollar Lending Office

25 Park Place                                     Same
25th Floor
Atlanta, GA 30303
Telephone: (404) 658-4237
Facsimile: (404) 230-5305
Attention: Kate Stevenson

Address for Notices


25 Park Place
25th Floor
Atlanta, GA 30303
Telephone: (404) 827-6887
Facsimile: (404) 230-5305
Attention: Greg Cannon

                    THE TOKAI BANK, LIMITED,
                         NEW YORK BRANCH

Domestic Lending Office                 Eurodollar Lending Office

Park Avenue Plaza                                 Same
55 East 52nd Street
New YorkNY 10055-0001
Telephone:  (212) 339-1145
Facsimile:  (212) 754-2171
Attention:  Eva Cordova

Address for Notices

Park Avenue Plaza
55 East 52nd Street
New York, NY  10055-0001
Telephone: (212) 339-1117
Facsimile: (212) 754-2171
Attention: Stuart Schulman

         THE YASUDA TRUST AND BANKING COMPANY, LIMITED,
                        NEW YORK BRANCH


Domestic Lending Office                 Eurodollar Lending Office

666 Fifth Avenue                                  Same
Suite 801
New York, NY 10103
Telephone:  (212) 373-5755
Facsimile:  (212) 373-5797
Attention:  Richard Ortiz


Address for Notices

666 Fifth Avenue
Suite 801
New York, NY 10103
Telephone:  (212) 373-5755
Facsimile:  (212) 373-5797
Attention:  Richard Ortiz


with copy to

285 Peachtree Center Avenue NE
Suite 2104
Atlanta, GA 30303
Telephone:  (404) 584-8230
Facsimile:  (404) 584-7816
Attention:  Sanjay Sinha





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